Franklin Templeton Announces the Acquisition of Legg Mason and Its Group of Leading Asset Managers February 18, 2020 Greg Johnson Executive Chairman of the Board Jenny Johnson President and CEO Matthew Nicholls Executive Vice President and CFO Joseph Sullivan Chairman and CEO Franklin Templeton Management Attendees Legg Mason Management Attendees Exhibit 99.2

Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. Various forward-looking statements in this presentation relate to the acquisition by Franklin Resources, Inc. (“Franklin”) of Legg Mason, Inc. (“Legg Mason”), including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe. Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Forward-Looking Statements

Additional Information About the Transaction Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Achieves Multiple Strategic Objectives in a Single Transaction Adds Leading and Scaled Global Fixed Income Capabilities More Than Doubles Alternative Asset Presence With World Class Real Estate Manager Brings Leadership Position in Important Retail SMA Market Creates Balance Between Institutional and Retail Clients Globally Unlocks Potential of Combined Global Distribution Capability Provides Scale in Key Global Markets

A Differentiated Transaction That Combines Franklin Templeton With the World Class Investment Organizations of Legg Mason Leadership in Multiple Investment Categories Balanced Across Institutional and Retail Channels Unmatched Global Reach With Local Access Scaled for Accelerated Growth $1.5Tn AUM Promotes Stability for Clients and Investment Teams Significantly Increases and Diversifies AUM, Distribution, Investment Objectives and Related Earnings Strong Investment Performance Preserves Balance Sheet Strength and Flexibility to Fund Further Growth Initiatives

Transaction Summary Franklin to acquire 100% of Legg Mason for $4.5Bn at $50.00 per share of common stock in an all-cash deal Consideration Organizational Legg Mason affiliates to remain in place with current leadership, strategies and brands Expect to rationalize the parent company and integrate parent company distribution with our existing operations Strong existing and enhanced long-term retention mechanisms in place across the combined organization, including ~$350MM in new equity-based retention and performance awards EnTrust Global to be repurchased by its management team reflecting their desire to return to being an independent, private company Funding, Pro Forma Capital Structure and Cash Flow Cash consideration to be funded from existing balance sheet cash As part of the transaction, Franklin will assume ~$2Bn of Legg Mason's outstanding debt resulting in modest pro forma gross leverage (~1x Debt/EBITDA)(1) Substantial remaining excess cash provides flexibility to invest in further growth and innovation Combined EBITDA of $2.4Bn(1) Financial Impact Highly attractive financial returns(2) Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority to be achieved within a year of closing Near-term efficiencies focused on rationalizing holding company functions and integrating holding company distribution Timing Subject to customary closing conditions, the transaction is expected to close by no later than the third calendar quarter of 2020 Notes: LTM as of 12/31/19 and excluding EnTrust; EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason; Includes run rate net cost savings of approximately $200MM Based upon street consensus earnings estimates for each company

Combination of Highly Complementary Investment Organizations Investment performance excellence is paramount Scaled and specialized à offering clients the very best choices Advantage of being global with presence in emerging markets Importance of technology and data investments Evolving client interactions with the investment industry Independent investment decisions necessary for truly diversified offerings Range of successful organizational approaches to investment independence Essential to respect choices clients make in selecting managers Multiple brands reinforce distinctiveness of specialists Complementary distribution strengths (geography, channel and vehicle) Leading positions within wider range of distribution partners Focused on innovation in similar areas of asset and wealth management Creates additional opportunities for solutions business Shared View on the Industry Common View of Investment Independence Complementary Areas of Strength Focused on a common sense organizational model – integrated where it makes sense, while preserving independence and autonomy of differentiated capabilities Long track record of successful acquisitions, both in preserving autonomy and maintaining the strengths of the investment process (i.e., Templeton, Mutual Series, Benefit Street)

Enhanced Range of Specialized, High Quality Investment Capabilities Across Institutional and Retail Channels Asset Class AUM ($Bn)(1) Selected Branded Specialists Selected World Class Capabilities Fixed Income / Liquidity $769 Equity $491 Alternatives $101 Multi-Asset $136 Core and core+ Global macro Municipals Broad range of specialty capabilities Growth International Specialties Global Real estate Private / alternative debt Private equity Infrastructure Multi-asset customized solutions Multi-factor equity customized solutions Broad multi-asset offering across income, allocation and balanced Wealth management (UHNW) Notes: Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Emerging markets Value Income ESG Strong institutional presence MMF / Liquidity management Skilled assembly Innovation Addressing Client Experience, Distribution and Product, Investment Management Data Science and Operations

Pro Forma (3) Specialization That Is Scaled for Growth Ranking by AUM(1)(2) $Bn Notes: Managers based on 2019 Willis Towers Watson, The World’s Largest 500 Asset Managers AUM data based on latest available figures Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust 1 2 3 4 5 6 7 8 9 10 12 Pro Forma Company Is the World’s 6th Largest Independent Asset Manager Rank: 11

Positioned to Capture Outsized Growth Globally

FRANKLIN TEMPLETON

Unmatched Reach With Expanded Local Presence in Key International Markets Across U.K., Japan and Australia

- **Presence in Countries Accounting for >85% of Global GDP With 35 Worldwide Locations[1]**



Calgary
Toronto
Montreal
Rancho Cordova
San Mateo
Stamford
New York
Baltimore
Miami / Ft Lauderdale
Nassau
Mexico City
Bogota
São Paulo
Santiago
Buenos Aires
Amsterdam
Edinburgh
London
Dublin
Brussels
Luxembourg
Paris
Madrid
Zurich
Geneva
Milan
Stockholm
Poznań
Warsaw
Frankfurt
Vienna
Budapest
Bucharest
Istanbul
Dubai
Mumbai
Hyderabad
Cape Town
Beijing
Seoul
Tokyo
Shanghai
Taipei
Hong Kong
Ho Chi Minh City
Kuala Lumpur
Singapore
Sydney
Melbourne
Franklin Research Offices (5)
Franklin Presence Only (11)
Legg Mason Presence Only (1)
Franklin and Legg Mason Presence (18)

Leveraging Each Firm's Geographic Strengths[2]

FRANKLIN TEMPLETON		LEGG MASON GLOBAL ASSET MANAGEMENT
• EMEA: 13% AUM • Asia Pacific: 13% AUM	+	• EMEA: 10% AUM • Japan: 6% AUM • Australia: 3% AUM

Notes:
1. Reflects core distribution offices for Franklin in the United States and India; smaller distribution offices in both regions not shown here
2. Certain AUM figures are illustrative estimates (based on each company's then-current disclosure conventions, which are subject to change), as of 12/31/2019.

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Multiple Opportunities for Significant Growth in Retail

FRANKLIN TEMPLETON

Enhanced coverage of critical distribution partners

- Complementary, long-standing relationships leveraging Legg Mason's strength in wirehouses and Franklin's strength among independent financial advisors
- Benefits from Legg Mason's penetration of fee-based programs
- Opportunity to realign combined resources with greater specialist support
- Enhanced ability to create multi-asset solutions for clients
- Maximize utilization of global distribution force

Leadership across multiple vehicles to provide investment capabilities in packaging best-suited for clients[(2)]

- #1 in retail SMA (model delivery)
- #3 in overall SMA
- #5 in mutual funds in US
- #6 in mutual funds globally
- Among fastest growing ETF platforms

Largest Distribution Partners

Rank	Distributor	Franklin[(1)]	Legg Mason[(1)]
1.	Wirehouse	5	1
2.	Independent	1	18
3.	Wirehouse	3	2
4.	Wirehouse	2	11
5.	Independent	4	17
6.	Independent	6	9
7.	Wirehouse	7	8
8.	RIA Network	13	4
9.	Wirehouse	N/A	3
10.	Independent	8	14

Leading SMA Manager[(2)]

Rank	Manager	AUM ($Bn)
1.	Manager 1	$141
2.	Manager 2	$113
3.	**Legg Mason**	**$88**
4.	Manager 4	$65
5.	Manager 5	$62
6.	Manager 6	$37
7.	Manager 7	$30
8.	Manager 8	$29
9.	Manager 9	$29
10.	Manager 10	$28
N/R	**Franklin**	**$4**

Notes:
1. Represents the rank of the distribution partner at Franklin and at Legg Mason based on AUM as of 9/30/2019
2. Total SMA AUM as of 9/30/2019. Based on Money Management Institute & Cerulli Associates, *Advisory Solutions Quarterly – 3Q 2019*

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Diversified and Balanced Platform by Asset Class, Distribution Channel and Geography By Asset Class By Client Type (1) By Geography (1) U.S. 69% Non-U.S. 31% U.S. 70% Non-U.S. 30% Retail 72% Retail 47% Institutional 51% Institutional 25% Multi-Asset 18% Equity 39% Liquidity 1% Fixed Income 36% Alternatives 7% Multi-Asset 9% Liquidity 5% Equity 33% Fixed Income 46% Franklin Today: AUM of $698Bn(1) Franklin Pro Forma: AUM of $1,497Bn(1)(2) Notes: As of 12/31/2019. Certain AUM figures are illustrative estimates (based on each company’s then-current disclosure conventions, which are subject to change) Pro forma AUM statistics shown as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Alternatives 6% HNW 3% HNW 2% FI / Liquidity: $254Bn Equity: $277Bn Alts: $42Bn MA: $126Bn FI / Liquidity: $769Bn Equity: $491Bn Alts: $101Bn MA: $136Bn Instit’l: $176Bn Retail: $502Bn HNW: $20Bn Instit’l: $757Bn Retail: $710Bn HNW: $30Bn US: $481Bn Non-US: $217Bn US: $1,054Bn Non-US: $443Bn Increased contribution from attractive asset classes such as alternatives Creates more balance across institutional and retail channels Expands presence outside of the U.S. with complementary footprint

Legg Mason Holding Company Unlocks Substantial Value Through Efficiency and Expanded Growth Opportunities Near-Term Efficiencies Distribution Capabilities Rationalization of the parent company functions Integration of the parent company distribution with our existing operations Reinvest in resources to take advantage of growth opportunities Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority expected to be achieved within a year Approximately $350MM in related integration costs These are in addition to the previously announced Legg Mason cost savings Expanded Efficiencies, Growth Opportunities and Areas of Collaboration Distribution Technology Investments M&A Solutions Offerings New Products/Seed Administration and Operations

Attractive Near-Term Financial Impact While Maintaining Financial Strength and Flexibility

FRANKLIN TEMPLETON

	FRANKLIN TEMPLETON	LEGG MASON GLOBAL ASSET MANAGEMENT	FRANKLIN TEMPLETON Pro Forma[1][2][3]
AUM (12/31/2019)	$698Bn	$804Bn	$1,497Bn
LTM Total Operating Revenue	$5.8Bn	$2.9Bn	$8.5Bn
LTM EBITDA[4]	$1.6Bn	$0.6Bn	$2.4Bn
LTM EBITDA Margin	28%	21%	28%
Cash & Investments	$8.6Bn	$1.2Bn	$5.3Bn
Gross Debt / EBITDA	0.4x	3.2x	1.1x

Financial Impact[5]

- Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges
- Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses

Notes: Financial metrics based on LTM financials as of 12/31/2019

1. Pro forma figures exclude EnTrust; Pro forma AUM excludes EnTrust and includes the pending acquisitions of Athena Capital and Pennsylvania Trust
2. Pro forma EBITDA includes run rate net cost savings of approximately $200MM
3. Pro forma cash and investments is net of $4.5Bn of cash used in transaction
4. EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason
5. Based upon street consensus earnings estimates

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Significant balance sheet cash, low leverage and substantial free cash generation post-transaction Financial firepower allows us to remain flexible and continue to invest in initiatives that anticipate and adapt to changes in the industry and to the needs of our clients Financial Strength and Flexibility A Combination Focused on Growth for the Long-Term Committed to providing long-term continuity and stability to benefit all key constituents All parties aligned toward our common goals and vision Significant diversification on all metrics (channels, clients, geography, products) “All weather” business model Stability Focused on identifying and executing on new growth opportunities, and will re-double efforts to position for the future in terms of financial technology, data, and platform investments Integration initiatives concentrated on centralized activities and better utilization of existing resources Primary objective: Long-term growth and resilience of the business, not maximizing near-term cost savings Growth and Efficiency